NATIONAL ASSET MANAGEMENT CORE EQUITY FUND

                         SUPPLEMENT DATED APRIL 18, 2001
                       TO PROSPECTUS DATED AUGUST 28, 2000
                         AS SUPPLEMENTED MARCH 13, 2001


CHANGE IN CONTROL OF ADVISER

     National Asset Management Corporation, investment adviser to the National Asset Management Core Equity Fund, has completed its merger with a wholly owned subsidiary of AMVESCAP PLC, which is headquartered in Atlanta and London and is the largest publicly traded asset management firm in the world. National Asset Management Corporation business is now conducted by INVESCO, Inc.'s National Asset Management division.

     Under the Investment Company Act of 1940, the merger resulted in an "assignment" of the existing advisory agreement for the fund and, consequently, the automatic termination of the fund's advisory agreement at the closing of the merger. Because the fund's shareholders have not approved a new advisory agreement prior to the closing of the merger, the fund's Board of Trustees has approved an interim advisory agreement which will be effective until the fund's shareholders approve a new advisory agreement. The terms of the interim advisory agreement are substantially the same as the terms of the prior advisory agreement. The merger is not expected to affect the daily operations of the fund or the investment management activities of the fund's investment adviser.